Table of Contents

      USAA Family of Funds                               1
      Message from the President                         2
      Investment Review                                  4
      Message from the Managers                          5
      Financial Information:
         Distributions to Shareholders                   8
         Independent Auditors' Report                    9
         Portfolio of Investments                       10
         Notes to Portfolio of Investments              15
         Statement of Assets and Liabilities            16
         Statement of Operations                        17
         Statements of Changes in Net Assets            18
         Notes to Financial Statements                  19


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

      "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA
 APPEARS HERE]


The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


Investment Review

USAA INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

------------------------------------------------------------------------------
                                             5/31/98             5/31/97
==============================================================================
  Net Assets                             $39.2 Million        $13.9 Million
  Net Asset Value Per Share                 $12.11               $10.84
==============================================================================

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 5/31/98
==============================================================================
  1 Year             Since Inception on 9/1/95          30-day SEC Yield
  16.72%                      12.04%                           4.15%
==============================================================================
* Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, Lehman Brothers Aggregate Bond Index, and the Lipper General Bond Funds Average for the period of 9/1/95 to 05/31/98. The data points from the graph are as follows:

                        USAA Income        Lehman        Lipper General
                       Strategy Fund       Index            Average
                       -------------      ---------        ----------

9/1/95                     10,000           10,000            10,000
12/95                      10,995           10,528            10,556
06/96                      10,469           10,400            10,548
12/96                      11,324           10,910            11,226
06/97                      11,985           11,247            11,720
12/97                      13,045           11,963            12,319
05/98                      13,686           12,328            12,754

Data since inception on 9/1/95 through 5/31/98




The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Index and the Lipper Average.



                           Message from the Managers

       [PHOTOGRAPH OF THE FOLLOWING PORTFOLIO MANAGERS APPEARS HERE:
      Standing:  Pamela K. Bledose, CFA (Money Market Instruments), and
                        R. David Ullom, CFA (Stocks);
         Seated: John W. Saunders, Jr., CFA (Allocation manager, Bonds)]


FUND OVERVIEW
The trends continue. For the stock market, we have again seen significant new highs, an unbroken pattern cited to you in every shareholder report since the Fund began on September 1, 1995. For the bond market, we saw the downtrend in interest rates reported in our semiannual report last November 30 continue to new lows in mid-January. Interest rates have since stabilized in a relatively tight range of less than one-half percent for the 30-year U.S. Treasury Bond. For the six-month reporting period, this is the lowest volatility since 1979. Your Fund continues its trend as well. For the one-year period ending May 31, 1998, it is ranked #1 out of 28 in the General Bond Funds category by Lipper Analytical Services, Inc.(1) While past performance is no guarantee of future results, the Fund's total return of 16.72% for the one-year period was well above the Lipper average of 10.81% of the funds in the category.

The Fund's investment categories were rebalanced within their respective ranges in May. On May 31, 1998, the end of this reporting period, portfolio mix as a percentage of net assets was 74.7% in bonds and 23.9% in common stocks.

BONDS
The Federal Reserve continues a steady course of no change in the "Fed Funds," or interbank lending rate, which is its main signal for monetary policy. Inflation continues in a downtrend. Asian economic problems are deepening, especially in Japan. The dollar is firm. These factors support low U.S. interest rates. Average maturity for bonds has been extended to increase yields in this relatively tame environment. We continue to seek a potentially high level of income in this portfolio segment to enhance the compounding of any returns that accrue through reinvestment of income.

STOCKS
Performance of our common stocks continues to be constrained by holdings with real or perceived exposure to the markets of Southeast Asia. The economies of several Southeast Asian countries continue to exhibit deteriorating economic growth and lower currency valuations relative to the U.S. dollar. As a result, equity holdings in metals (aluminum and metals/mining) and various capital goods industries (aerospace, electrical equipment, and machinery) have suffered. In keeping with our value orientation for selecting investments, we have added to our holdings of companies with earnings exposure to Southeast Asia, where we believe the shares have been unduly punished. Such companies include Fluor Corp. (engineering and construction) and Intel (electronics - Semiconductors). We believe that these economies will recover.

(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds. Lipper rankings are based on cumulative total returns.

Our best performing stocks were in the areas of retailing (Sears, J.C. Penney, and May*), financials (banks, finance - diversified, and selected insurance companies), healthcare (American Home Products), selected technology companies (Lucent, Cisco, and Xerox Corp.), and telecommunication companies. If there has been one theme to stocks that have outperformed the market, it has been that they have little or no earnings exposure to Southeast Asia.

We have also added to our holdings in drugs and healthcare in general as the demographic trends in the developed countries of the world favor increased consumption of pharmaceutical products. Finally, we have adjusted some of our holdings in the financial area by lowering our exposure to insurance and diversified financials while increasing our exposure to banks.

MONEY MARKET INSTRUMENTS
With the Fund's emphasis on income, this investment category is used for the temporary investment of cash prior to transitioning to more permanent investments in bonds and stocks. It can also serve as a liquidity reserve when needed. Investments are made in the highest quality money market instruments, usually U.S. Government Agencies' obligations.


*Sold out prior to the end of the reporting period.



===============================================
          TOP 5 EQUITY HOLDINGS
            (% OF NET ASSETS)

  Sears, Roebuck                 .7
  Lear                           .6
  B.F. Goodrich                  .5
  Boeing                         .5
  Pharmacia & Upjohn             .5

==============================================



ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA Income Strategy Fund to be:

Stocks 23.9%* and Bonds 74.7%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


See page 10 for a complete listing of the Portfolio of Investments in Securities.




Distributions  to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

                 Ordinary  income                    $.46 *
                 Long-term  capital  gains - 20%      .03
                 Long-term capital gains - 28%        .01
                                                     -----
                   Total                              .50
                                                     =====

9.93% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                         Independent Auditors' Report

The Shareholders and Board of Trustees

USAA INCOME STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Strategy Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.


                                              KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998






USAA INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS

May 31, 1998


                                                                         Market
    Number                                                               Value
   of Shares                        Security                             (000)
------------------------------------------------------------------------------
                                 STOCKS (23.9%)
              Aerospace/Defense (0.5%)
      4,300   Boeing Co.                                               $   205
------------------------------------------------------------------------------

              Aluminum (0.3%)
      1,600   Aluminum Co. of America                                      111
------------------------------------------------------------------------------

              Automobiles (0.3%)
      2,400   Ford Motor Co.                                               124
------------------------------------------------------------------------------

              Auto Parts (0.8%)
      6,000   Intermet Corp.                                               117
      4,000   Lear Corp.*                                                  213
------------------------------------------------------------------------------
                                                                           330
------------------------------------------------------------------------------

              Banks - Major Regional (0.4%)
      3,000   PNC Bank Corp.                                               173
------------------------------------------------------------------------------

              Banks - Money Center (0.6%)
      1,500   BankAmerica Corp.                                            124
      1,000   Bankers Trust Corp.                                          124
------------------------------------------------------------------------------
                                                                           248
------------------------------------------------------------------------------

              Beverages - Alcoholic (0.4%)
      3,000   Anheuser-Busch Companies, Inc.                               138
------------------------------------------------------------------------------

              Chemicals (0.7%)
      1,600   Dow Chemical Co.                                             155
      4,000   Millennium Chemicals, Inc.                                   126
------------------------------------------------------------------------------
                                                                           281
------------------------------------------------------------------------------

              Chemicals - Diversified (0.5%)
      4,000   B.F. Goodrich Co.                                            205
------------------------------------------------------------------------------

              Communication Equipment (0.4%)
      2,000   Lucent Technologies, Inc.                                    142
------------------------------------------------------------------------------

              Computer - Networking (0.3%)
      1,700   Cisco Systems, Inc.*                                         129
------------------------------------------------------------------------------

              Consumer Jewelry and Novelties - Miscellaneous (0.3%)
      2,500   American Greetings Corp.                                     119
------------------------------------------------------------------------------

              Containers - Metals & Glass (0.4%)
      4,000   Ball Corp.                                                   158
------------------------------------------------------------------------------

              Drugs (0.6%)
      5,000   Pharmacia & Upjohn, Inc.                                     221
------------------------------------------------------------------------------

              Electric Utilities (0.5%)
      4,000   Houston Industries, Inc.                                     115
      2,800   PG & E Corp.                                                  88
------------------------------------------------------------------------------
                                                                           203
------------------------------------------------------------------------------

              Electrical Equipment (0.4%)
      2,500   Rockwell International Corp.                                 137
------------------------------------------------------------------------------

              Electronics - Semiconductors (0.3%)
      1,500   Intel Corp.                                                  107
      1,700   National Semiconductor Corp.*                                 28
------------------------------------------------------------------------------
                                                                           135
------------------------------------------------------------------------------

              Engineering & Construction (0.5%)
      4,000   Fluor Corp.                                                  191
------------------------------------------------------------------------------

              Equipment - Semiconductors (0.2%)
      2,700   Applied Materials, Inc.*                                      86
------------------------------------------------------------------------------

              Finance - Consumer (0.4%)
      2,019   Associates First Capital Corp. "A"                           151
------------------------------------------------------------------------------

              Finance - Diversified (0.8%)
      2,400   Morgan Stanley, Dean Witter, Discover & Co.                  188
      1,600   PMI Group, Inc.                                              120
------------------------------------------------------------------------------
                                                                           308
------------------------------------------------------------------------------

              Foods (0.4%)
      1,300   Ralston Purina Group                                         145
------------------------------------------------------------------------------

              Healthcare - Diversified (0.5%)
      4,000   American Home Products Corp.                                 193
------------------------------------------------------------------------------

              Healthcare - HMOs (0.8%)
      5,500   Humana, Inc.*                                                171
      1,500   Pacificare Health Systems, Inc.*                             121
------------------------------------------------------------------------------
                                                                           292
------------------------------------------------------------------------------

              Heavy Duty Trucks & Parts (0.3%)
      2,000   Aeroquip Vickers, Inc.                                       123
------------------------------------------------------------------------------

              Homebuilding (0.3%)
      5,900   Walter Industries, Inc.*                                     113
------------------------------------------------------------------------------

              Household Products (0.4%)
      3,500   Kimberly-Clark Corp.                                         173
------------------------------------------------------------------------------

             Insurance - Life/Health (0.3%)
      1,400   Aetna, Inc.                                                  109
------------------------------------------------------------------------------

              Insurance - Multi-Line Companies (0.4%)
      1,100   American International Group, Inc.                           136
------------------------------------------------------------------------------

              Insurance - Property/Casualty (0.9%)
      1,000   Allstate Corp.                                                94
      3,600   Everest Reinsurance Holdings, Inc.                           140
      2,000   Highlands Insurance Group, Inc.*                              42
      2,000   Travelers Property Casualty Corp.                             83
------------------------------------------------------------------------------
                                                                           359
------------------------------------------------------------------------------

              Leisure Time (0.3%)
      4,000   Brunswick Corp.                                              126
------------------------------------------------------------------------------

              Machinery - Diversified (0.7%)
      3,000   Deere & Co.                                                  156
      4,081   Flowserve Corp.                                              118
------------------------------------------------------------------------------
                                                                           274
------------------------------------------------------------------------------

              Manufacturing - Diversified Industries (0.3%)
      1,800   Hillenbrand Industries, Inc.                                 111
------------------------------------------------------------------------------

              Manufacturing - Specialized (0.4%)
      2,800   Avery Dennison Corp.                                         145
------------------------------------------------------------------------------

              Medical Products & Supplies (0.4%)
      3,000   Bausch & Lomb, Inc.                                          149
------------------------------------------------------------------------------

              Metals/Mining (0.2%)
      4,000   Inco Ltd.                                                     58
      1,200   Titanium Metals Corp.                                         29
------------------------------------------------------------------------------
                                                                            87
------------------------------------------------------------------------------

              Natural Gas Utilities (0.3%)
      3,000   Sonat, Inc.                                                  118
------------------------------------------------------------------------------

              Oil - Domestic Integrated (0.7%)
      5,500   Occidental Petroleum Corp.                                   152
      3,500   Unocal Corp.                                                 125
------------------------------------------------------------------------------
                                                                           277
------------------------------------------------------------------------------

              Oil - International Integrated (0.3%)
      2,000   Texaco, Inc.                                                 115
------------------------------------------------------------------------------

              Oil & Gas - Drilling/Equipment (0.4%)
      5,000   Helmerich & Payne, Inc.                                      126
        500   Schlumberger Ltd.                                             39
------------------------------------------------------------------------------
                                                                           165
------------------------------------------------------------------------------

              Oil & Gas - Exploration & Production (0.3%)
      3,400   Apache Corp.                                                 116
------------------------------------------------------------------------------

              Paper & Forest Products (0.6%)
      9,100   Unisource Worldwide, Inc.                                   116
      2,000   Weyerhaeuser Co.                                            102
-----------------------------------------------------------------------------
                                                                          218
-----------------------------------------------------------------------------

              Photography - Imaging (0.3%)
      1,200   Xerox Corp.                                                 123
-----------------------------------------------------------------------------

              Publishing (0.3%)
      3,500   Houghton Mifflin Co.                                        122
-----------------------------------------------------------------------------

              Railroads/Shipping (0.4%)
      5,000   Norfolk Southern Corp.                                      157
-----------------------------------------------------------------------------

              Real Estate Investment Trusts (0.4%)
      3,000   Felcor Suite Hotels, Inc.                                   103
      2,000   Highwoods Properties, Inc.                                   66
-----------------------------------------------------------------------------
                                                                          169
-----------------------------------------------------------------------------

              Retail - Department Stores (0.3%)
      2,000   J.C. Penney Company, Inc.                                   144
-----------------------------------------------------------------------------

              Retail - General Merchandising (0.7%)
      4,300   Sears, Roebuck & Co.                                        266
-----------------------------------------------------------------------------

              Services - Commercial & Consumer (0.3%)
      4,000   Dun & Bradstreet Corp.                                      135
-----------------------------------------------------------------------------

              Specialty Printing (0.1%)
        900   Deluxe Corp.                                                 30
-----------------------------------------------------------------------------

              Telecommunications - Long Distance (0.8%)
      2,500   AT&T Corp.                                                  152
      2,000   Sprint Corp.                                                144
-----------------------------------------------------------------------------
                                                                          296
-----------------------------------------------------------------------------

              Telephones (0.8%)
-----------------------------------------------------------------------------
      2,200   Bell Atlantic Corp.                                         202
      2,200   GTE Corp.                                                   128
-----------------------------------------------------------------------------
                                                                          330
-----------------------------------------------------------------------------

              Tobacco (0.6%)
      4,000   Philip Morris Companies, Inc.                               150
      2,000   Universal Corp.                                              75
-----------------------------------------------------------------------------
                                                                          225
-----------------------------------------------------------------------------

              Waste Management (0.1%)
        100   Waste Management, Inc.                                        3
-----------------------------------------------------------------------------
              Total stocks (cost: $7,845)                               9,339
-----------------------------------------------------------------------------


  Principal
    Amount
    (000)
--------------

                                  BONDS (74.7%)
   $    500   Central Power & Light Co., 6.63%, 7/01/05                      512
        500   Citicorp, 6.38%, 1/15/06                                       505
        500   Ford Motor Credit Co., 6.13%, 1/09/06                          499
        175   Household Finance Corp., 6.88%, 3/01/07                        180
        500   Hydro Quebec (Canada), 6.98%, 2/28/05                          523
        500   Pacific Bell, 5.88%, 2/15/06                                   492
        500   Sara Lee Corp., 6.30%, 11/07/05                                511
        500   Waste Management, Inc., 7.00%, 10/15/06                        516
      1,701   Government National Mortgage Association, 7.00%, 3/15/26     1,731
        252   Government National Mortgage Association, 7.00%, 2/15/27       257
         88   Government National Mortgage Association, 7.50%, 8/15/26        91
      1,337   Government National Mortgage Association, 7.50%, 11/15/26    1,380
        464   Government National Mortgage Association, 7.50%, 5/15/27       478
     11,022   U.S. Treasury Bonds, 6.13%, 11/15/27                        11,518
        304   U.S. Treasury Bonds, 6.50%, 11/15/26                           330
      7,830   U.S. Treasury Bonds, 7.88%, 2/15/21                          9,736
                                                                        --------
              Total bonds (cost: $28,108)                                 29,259
                                                                        --------
              Total investments (cost: $35,953)                         $ 38,598
                                                                        ========

----------------------
*Non-income producing.





USAA INCOME STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1998


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 1.6% of net assets at May 31, 1998.


See accompanying notes to financial statements.





USAA INCOME STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998



ASSETS
   Investments in securities, at market value (identified
     cost of $35,953)                                                  $38,598
   Cash                                                                    103
   Receivables:
      Capital shares sold                                                  165
      USAA Transfer Agency Company                                           1
      Dividends and interest                                               309
      Securities sold                                                       82
                                                                       -------
         Total assets                                                   39,258
                                                                       -------


LIABILITIES
   Securities purchased                                                     56
   Capital shares redeemed                                                   1
   Accounts payable and accrued expenses                                    40
                                                                      --------
         Total liabilities                                                  97
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 39,161
                                                                      ========


REPRESENTED BY:
   Paid-in capital                                                    $ 36,099
   Accumulated undistributed net investment income                         277
   Accumulated net realized gain on investments                            140
   Net unrealized appreciation of investments                            2,645
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 39,161
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       3,233
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  12.11
                                                                      ========

See accompanying notes to financial statements.




USAA INCOME STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Income:
      Dividends                                                         $  112
      Interest                                                           1,153
                                                                        ------
         Total income                                                    1,265
                                                                        ------
   Expenses:
      Management fees                                                      118
      Transfer agent's fees                                                 40
      Custodian's fees                                                      41
      Postage                                                                2
      Shareholder reporting fees                                             2
      Trustees' fees                                                         4
      Registration fees                                                     45
      Professional fees                                                     31
      Other                                                                  3
                                                                        ------
         Total expenses before reimbursement                               286
      Expenses reimbursed                                                  (52)
                                                                        ------
         Total expenses after reimbursement                                234
                                                                        ------
            Net investment income                                        1,031
                                                                        ------
Net realized and unrealized gain on investments:
      Net realized gain on investments                                     231
      Change in net unrealized appreciation/depreciation of
        investments                                                      2,051
                                                                        ------
            Net realized and unrealized gain                             2,282
                                                                        ------
Increase in net assets resulting from operations                        $3,313
                                                                        ======

See accompanying notes to financial statements.




USAA INCOME STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,



                                                           1998           1997
                                                        ------------------------
From operations:
   Net investment income                                 $  1,031      $    624
   Net realized gain on investments                           231            52
   Change in net unrealized appreciation/depreciation
      of investments                                        2,051           998
                                                         ----------------------
      Increase in net assets resulting from operations      3,313         1,674
                                                         ----------------------
Distributions to shareholders from:
   Net investment income                                     (867)         (620)
                                                         ----------------------
   Net realized gains                                         (92)          (58)
                                                         ----------------------
From capital share transactions:
   Proceeds from shares sold                               26,233         3,824
   Shares issued for dividends reinvested                     663           378
   Cost of shares redeemed                                 (3,967)       (3,493)
                                                         ----------------------
      Increase in net assets from capital share
        transactions                                          22,929        709
                                                         ----------------------
Net increase in net assets                                 25,283         1,705
Net assets:
   Beginning of period                                     13,878        12,173
                                                         ----------------------
   End of period                                         $ 39,161      $ 13,878
                                                         ======================

Undistributed net investment income included in net assets:
   Beginning of period                                   $    113      $    109
                                                         ======================
   End of period                                         $    277      $    113
                                                         ======================
Change in shares outstanding:
   Shares sold                                              2,233           366
   Shares issued for dividends reinvested                      57            37
   Shares redeemed                                           (337)         (333)
                                                         ----------------------
      Increase in shares outstanding                        1,953            70
                                                         ======================


See  accompanying notes to financial statements.





USAA INCOME STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1998 were $24.3 million and $1.7 million respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $2,838.2 thousand and $192.9 thousand respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets through October 1, 1998, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1998 was $802.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1998, the Association and its affiliates owned
502.4 thousand shares (15.5%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:
                                                                    Nine-month
                                                                   Period Ended
                                       Year Ended May 31,             May 31,
                                    -------------------------------------------
                                      1998            1997             1996*
                                    -------------------------------------------
Net asset value at
   beginning of period              $ 10.84         $ 10.06          $ 10.00
Net investment income                   .46             .50              .39(b)
Net realized and
   unrealized gain (loss)              1.31             .83             (.06)
Distributions from net
   investment income                   (.46)           (.50)            (.22)
Distributions of realized
   capital gains                       (.04)           (.05)            (.05)
                                    -----------------------------------------
Net asset value at
   end of period                    $ 12.11         $ 10.84          $ 10.06
                                    =========================================
Total return (%) **                   16.72           13.59             3.23
Net assets at end
   of period (000)                  $39,161         $13,878          $12,173
Ratio of expenses to
   average net assets (%)              1.00            1.00             1.00(a)
Ratio of expenses to
   average net assets
   excluding reimbursements (%)        1.21            1.51             1.78(a)
Ratio of net investment
   income to average
   net assets (%)                      4.35            4.80             4.71(a)
Portfolio turnover (%)                 7.15           64.71            78.60
Average commission rate
   paid per share (+)               $ .0481         $ .0478          $ .0496

  * Fund commenced operations September 1, 1995.
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(+) Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated  using weighted average  shares.


Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777